Accounts receivable, net (Details) - USD ($)	Jun. 30, 2021	Jun. 30, 2020
Accounts receivable	$ 73,308,380	$ 44,505,100
Allowance for doubtful accounts	(43,267,555)	(3,932,343)
Total accounts receivable, net	30,040,825	40,572,757
Discontinued operations.
Total accounts receivable, net	(18,898,267)	(30,738,821)
Continuing operations
Total accounts receivable, net	$ 11,142,558	$ 9,833,936